Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

The Company does not have a formal policy on the timing of any new equity awards under its 2022 Equity Incentive Plan. It has been the Company’s practice to not grant equity awards in anticipation of the release of material, non-public information or to time the release of material, non-public information based on equity grant dates. No equity awards were made to our named executive officers or non-employee directors in 2024.

Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	It has been the Company’s practice to not grant equity awards in anticipation of the release of material, non-public information or to time the release of material, non-public information based on equity grant dates.
MNPI Disclosure Timed for Compensation Value	false